Exhibit 99

Forward Looking Statements This presentation contains forward-looking statements as that term is used under the Private Securities Litigation Act of 1995. These forward-looking statements are based on the current assumptions, expectations and projections of the Company's management about future events. Although the assumptions, expectations and projections reflected in these forward-looking statements represent management's best judgment at the time of this presentation, the Company can give no assurance that they will prove to be correct. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission, may cause results of the Company to differ materially from those anticipated in these forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These forward-looking statements are subject to risks and uncertainties and, therefore, actual results may differ materially. The Company cautions you not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to “Company” and “PRIMEDIA” as used throughout this presentation refer to PRIMEDIA Inc. and its subsidiaries.

PRIMEDIA Enthusiast Media (“PEM”) America’s Leading Enthusiast Media Company $602.2 Million (61%) of 2005 Consolidated Revenue $122.2 Million Segment EBITDA 20% Segment EBITDA Margin Audience is Engaged, In-Market, and Influential Unless otherwise specified, all revenue and Segment EBITDA numbers in this presentation are for continuing businesses excluding discontinued operations. All non-GAAP terms are reconciled to GAAP in the Company’s filings with the Securities and Exchange Commission.

PEM’s Key Differentiator: Audience is Engaged, In-Market, and Influential ADVERTISER:“I want to break through in a unique way that hooks into their passion I want engagement.” —Andy Markowitz, Kraft Foods, December, 2005ADVERTISER: “WSJ: What's your take on print's place in an increasingly digital world?” “Ms. Lazar: I guess we believe that the value of certain magazines—especially those magazines that service a specific consumer interest, or their passion—the value of those magazines has actually increased in the new media landscape, because consumers are increasingly time-constrained.”—Betsy Lazar, Exec. Director of Advertising and Media Operations, General Motors, May, 2006MEDIA BUYER: “A marketer can buy multiple pages in PRIMEDIA's Stereophile for what it would spend for a single page in a national newsmagazine, all the while reaching technophiles in a highly targeted environment. “When a consumer electronics company comes in with $200,000 to spend, they're not going to buy a big book. They're going to buy smaller books that hopefully will reach influencers in the category.” —Mike McHale, Group Media Director, Optimedia, November, 2005 ANALYST: “Mass advertising (and its dependent media) is in peril. Yet, the opportunity for advertisers and targeted media has never been brighter.” —Bernstein Research, May, 2004

PEM Surrounds Engaged, In-Market, Influential Audience With Print and Non-Print Media 90 Targeted Publications With 13+ Million Avg. Monthly Circ. 29+ Million Customer List 600+ Branded Products 90 Targeted Events With2+ Million Attendees 12 Targeted TV Programs With 89+ Million Annual Impressions 100 Targeted Web Sites With 15+ Million Monthly Unique Visitors Example: PRIMEDIA Surrounds Fishing Enthusiasts Magazines Branded Products Events Television & Radio Online

Improved product quality increases newsstand sales, subscription renewal rates, and endemic and non-endemic advertising. Serves as the foundation for line extensions and non-print growth: Internet, video, licensing, and merchandise. PEM Strategy #1: Improve Product Quality “Before” October, 2003 “After” April, 2005

2006 Product Quality Improvement Plan

- Implement a significant number of redesigns.
- Upgrade editorial and art talent.
- Launch aggressive advertising programs with redesigns.
- Institute tracking and discipline to ensure improvements are maintained after implementation.
- Continually improve testing of cover art, cover line, content, and table of contents.

24 redesigns through 3Q06, impacting 25% of print revenue.

Ad revenue growth of redesigns more than 11 points higher than rest of portfolio.

Newsstand revenue growth of redesigns more than 12 points higher than rest of portfolio.

Newsstand revenue positively impacted by improvement in copies sold and cover price increases.

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Line Extensions Add Growth Motor Trend Established Brand New Extension Motor Trend Classic Sail BoatWorks Truckin’ Diesel Power

PEM Strategy #2: Grow Online 2005 Online Revenue: +45% 2005 Subscriber Acquisition: +9% Database Subscriptions Digitizing decades of timeless content, such as a 30 year old article on how to modify a 1976 Corvette. Can sell database subscriptions or require magazine subscription to view archived articles.

PEM Enters Online Lead Generation Business With Automotive.com Acquisition Automotive.com is Market Leader in Online Lead Generation for Lead Retailers, Car Dealers, and Auto Manufacturers Automotive.com’s 2005 Revenue =2x All of PEM’s Auto Sites’ Automotive.com Brings to PEM: Online Lead Generation Business Unsold, High-Value Ad Space Technology Expandable Into Aftermarket Parts Business Search Engine Optimization Skills Scale Leverages PEM Automotive’s Advertising, Content, and High-Value Audience Advertising Lead Generation 051015202530All of PRIMEDIA's Auto SitesAutomotive.com2005 Revenue ($ Millions)

PEM Enters Online Transaction Business With Equine.com Acquisition Equine.com is Market Leader in Online Transactions of Horses and Equine Equipment Equine.com’s 2005 Revenue =6.5x All of PEM’s Equine Sites’ Equine.com Brings Online Transaction Business and Technology Leverages PEM’s Advertising, Content, and Audiences Technology Expandable Into Marine, Antique Firearms, Classic Cars Advertising Transactions Acquisitions Grew PEM’s Monthly Unique Visitors 50% to 15+ Million 0.00.40.81.21.62.0All of PRIMEDIA's Equine SitesEquine.com2005 Revenue ($ Millions)

PEM Strategy #3:
Leverage Dominance in Male 18-34 Market

New or incremental advertisers... that are targeting the 18-34 male audience.

GEICO

McDonald's

Canon

P&G

Campbell's


PRIMEDIA
Time Inc.
Dennis
Hachette
Conde Nast
American Media
Time4
Hearst
Meredith
Playboy
Rodale
0
10
20
30
40
Millions of Male 18-34 Readers

Source: Audience shown is the gross sum of 2004 Fall MRI measured readership for each company's magazines and DJG estimates of unmeasured magazine readership based on industry norms.

Non-Endemic Advertising: 15% of 2005 Ad Revenue

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PEM Strategy #4: Grow Beyond Print and Online 2005 Events Revenue: +12% Licensing Revenue: +30% TV/Radio Revenue: +33% Total: +19% In 2006, Company Expects Non-Print to be =20% of PEM Segment EBITDA, Up From 10% in 2005

PRIMEDIA Consumer Guides Segment America’s Largest Publisher and Distributor of Free Publications $317.1 Million (32%) of 2005 Consolidated Revenue $74.9 Million Segment EBITDA 24% Segment EBITDA Margin Audience is Engaged and In-Market

77 Apartment Guides in 74 MarketsApartment Guide typically delivers 30% of a community’s leases (advertisers’ largest lease source). If a community receives 50 prospective tenants/month and 10 were from Apartment Guide 12 leases were signed and 4 were from Apartment Guide if the community paid $900/month to advertise in Apartment Guide the cost-per-lease is $225, significantly lower than almost all competitors. If rent is $1K/month and tenant stays 18 months, $225 investment generates $18K for community. #1 In Almost All Markets. 76% of Segment Advertising Revenue*. 90% Advertiser Renewal Rate 20,000 Advertisers 60,000+ Locations Print Distribution 340 Mil. Page Views 15 Mil. Uniques Online Distribution *Includes RentClicks.

Distribution is Key Competitive DifferentiatorSole, exclusive distributor of free publications in leading retail chains, with more racks in retail locations (16,000+) than all competitors combined. Example: In Dallas, DistribuTech is exclusive distributor in: Top supermarkets: Kroger, Alberston’s; Top drugstore: Eckerd; Top video store: Blockbuster; and Top convenience store: 7-ElevenDistribuTech has more total locations (60,000+) than all competitors combined.

3Q06 revenue growth: 24%. 32 publications. Solid market fundamentals. Leverages DistribuTech distribution. Easy entry into new markets. New Home Guide 18% of Segment Advertising Revenue

CONSUMER SOURCE INC

Auto Guide

6% of Segment Advertising Revenue


CONSUMER SOURCE
The BIG Book!
auto guide
free
TOWN CHRYSLER
CROSSFIRE
1.800.123.4567
FIND VEHICLES UNDER $7,000!
SEE PAGE 15
CHECK OUT OUR CLASSIFIED ADS
autoguide.com
SEARCH FOR USED CARS

- 3Q06 revenue growth: 31%.
- Established 2004. $17 million annualized quarterly revenue run rate as of 3Q06.
- 13 publications vs. 77 Apartment Guides. Scalable nationally.
- Market larger than Apartment Guide.
- Leverages DistribuTech distribution. Easy entry into new markets.

18

PRIMEDIA

CONSUMER SOURCE INC

RentClicks Opportunity


RentClicks
THE SEARCH IS ON
Welcome To The #1 Online Source For Single-Family Home Rentals
Landlords
Tenants
Help
New Features
Testimonial
Popular Searches

- **3Q06 revenue growth: 94%.**
- **In business just three years, RentClicks is largest online marketplace for small unit rental properties—the largest segment of the rental market.**
- **Addresses the ≈70% of the market not served by Apartment Guide.**
- **Even as market leader, RentClicks' market penetration is low, representing a significant opportunity.**

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Industry-leading print publications and web sites. DistribuTech provides high barriers to entry for competitors and eases Auto Guide and New Home Guide expansion. High advertiser renewal rates driven by proven ROI. All Company-owned products address large markets. 31 Years of Consumer Guides Success

PRIMEDIA Education Segment Targeted audience, highly engaged. Expand beyond the traditional advertiser. Maximizing strategic partnership with Mass General Hospital. PRIMEDIA Healthcare $65.9 Million (7%) of 2005 Consolidated Revenue $7 Million Segment EBITDA, 11% Segment EBITDA Margin Introducing digital platform.

Net debt and preferred stock reduced by $1.4 billion since September 30, 2001. Reduced multiple of net debt and preferred to Segment EBITDA (including discontinued operations not yet sold or shut down) to 7.6x from 12x since September 30, 2001. Blended cost of debt: 8.4%; 51% fixed-rate. All preferred stock redeemed. Net debt of $1.31 billion. Nearest significant maturity not until 2010. Ample unused bank facilities. Substantial NOLs. Financial Strength

PRIMEDIA’s offering of highly engaged, in-market audiences distinguishes PRIMEDIA to advertisers and marketers. Executing Enthusiast Media Segment’s four primary growth strategies. Consumer Guides Segment provides significant growth opportunities for years to come. Financial condition dramatically strengthened since 2001. Guiding for Segment EBITDA growth in 2006 to be better than in 2005: Low single digit percentage revenue growth in 2006, same as in 2005. Flat Segment EBITDA growth in 2006, up from high single digit decline in 2005. Summary

Appendix

(2005, $ Millions)	Enthusiast Media	Consumer Guides	Education	Consolidated
% Total Revenue	61%	32%	7%	
Revenue	$602.2	$317.1	$65.9	$983.9
Segment EBITDA	$122.2	$74.9	$7.0	$175.6
Segment EBITDA Margin	20%	24%	11%	18%

Unless otherwise specified, all revenue and Segment EBITDA numbers in this presentation are for continuing businesses excluding discontinued operations. Consolidated revenue includes $0.5 million of Intersegment Eliminations. Consolidated Segment EBITDA includes $27.7 million of Corporate Overhead. All non-GAAP terms are reconciled to GAAP in the Company's filings with the Securities and Exchange Commission.

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PRIMEDIA